CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Bruce N. Alpert, Principal Executive Officer of The Gabelli Value Fund Inc. (the "Registrant"), certify that:

          1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.


Date:    August 31, 2007            /s/ Bruce N. Alpert
     ----------------------         --------------------------------------------
                                    Bruce N. Alpert, Principal Executive Officer



I, Agnes Mullady, Principal Financial Officer & Treasurer of The Gabelli Value Fund Inc. (the "Registrant"), certify that:

          1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.


Date:    August 31, 2007            /s/ Agnes Mullady
     ----------------------         ------------------------------------------
                                    Agnes Mullady, Principal Financial Officer
                                    & Treasurer